UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



Date of Report (Date of earliest event reported): August 28, 1997




                      Imo Industries Inc.
     (Exact name of registrant as specified in its charter)




    Delaware                    1-9294                    21-0733751
(State  or  other       (Commission  File Number)       (IRS Employer
jurisdiction of                                      Identification Number)
incorporation)



   1009 Lenox Drive,
   Building Four West, Lawrenceville, NJ               08648-0550
(Address  of principal executive  offices)             (Zip Code)


Registrant's telephone number, including area code: (609) 896-7600


                        Not Applicable
                (Former name or former address,
                  if changed since last report)


Item 1. Changes in Control of Registrant.

On August 28, 1997, II Acquisition Corp. acquired approximately 93% of the Registrant's outstanding shares of common stock pursuant to its tender offer for all outstanding shares of common stock of the Registrant (the "Offer to Purchase") which expired, as scheduled on August 27, 1997. The consideration paid was $7.05 per share of common stock or $112,137,098 in total.

In connection with the Change in Control, each of Mr. Donald K. Farrar, Mr. Carter B. Thacher, Mr. Arthur E. Van Leuven, Mr. Richard J. Grosh, Mr. James B. Edwards and Mr. Donald C. Trauscht resigned as directors of the Company and Mr. Steven M. Rales took office as a Class I Director of the Company, Mr. Mitchell P. Rales took office as a Class II Director of the Company, Mr. Philip W. Knisely, took office as a Class III Director of the Company, Mr. Neil D. Cohen took office as a Class II Director of the Company and Mr. King David Boyer Jr., took office as a Class I Director of the Company. Messrs. Cohen and Boyer were appointed to succeed Messrs. Edwards and Grosh and each of Messrs. Cohen and Boyer is a Continuing Director for the purposes of Article Ten of the Company's Restated Certificate of Incorporation ("Article Ten"). Further information about Article Ten is included in Section 15 of the Offer to Purchase.

Reference  is also made to the Information Statement pursuant  to
Section 14 (f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder (the "Information Statement") and to the Supplement to the Information Statement.

Also in connection with the Change in Control, each of Mr. Donald
K. Farrar, Mr. William M. Brown, Mr. Thomas J. Bird and Mr. Donald N. Rosenberg are no longer Executive Officers of the Registrant and Mr. Philip W. Knisely, took office as President and Chief Executive Officer, Mr. John A. Young, took office as Vice President and Assistant Secretary and Messrs. Michael G. Ryan and Joseph O. Bunting III, took office as Vice President.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Offer to Purchase dated July 31, 1997 (Incorporated by reference to Exhibit A to the Registrant's Schedule 14D-9 Solicitation / Recommendation Statement filed with the Commission on July 31, 1997).

     99.2 Information Statement pursuant to Section 14 (f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder dated July 31, 1997 (Incorporated by reference to Schedule 1 to the Registrant's Schedule 14D-9 Solicitation/ Recommendation Statement filed with the Commission on July 31,
          1997).

    99.3 Supplement to Information Statement as previously filed with the Commission on August 19, 1997.





                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMO INDUSTRIES INC.



Date: September 12, 1997           By:   /s/ John A. Young
                                           John A. Young
                                           Vice President